UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Filed Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported): September 12, 2007
Repros Therapeutics Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-15281 (Commission File Number)	76-0233274 (I.R.S. Employer Identification No.)
2408 Timberloch Place, Suite B-7
The Woodlands, Texas 77380
(Address of principal
executive offices
and zip code)
(281) 719-3400
(Registrant’s telephone
number, including area
code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Information
     Repros Therapeutics Inc. announced in a press release today that the Company’s IND for the U.S. study of its drug Proellex® has become effective on September 10, 2007.
     The Company also announced that management will hold a conference call to discuss the Company’s future product clinical development plans, including plans for Proellex in the treatment of uterine fibroids and endometriosis, and to answer investor questions. The call will be held at 12:00 p.m. Eastern Time on September 17, 2007. Investors can access the call by dialing 866-322-1159 (within North America) or 416-640-3404 (International). Investors can access a replay of the taped conference call until 11:00 a.m. Wednesday, September 19, 2007, by dialing 866-244-4494 (North America) and 416-915-1028 (International). The passcode is 805182. Investors can also access the replay via the Company’s website at www.reprosrx.com.
Item 9.01. Financial Statements and Exhibits
     c. Exhibits

Exhibit
Number	Description
99.1	Press Release dated September 12, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Repros Therapeutics Inc.
Date: September 12, 2007.

	By:	/s/ Louis Ploth, Jr.
Louis Ploth, Jr.
Vice President, Business Development and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated September 12, 2007.